SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934.

                Date of Report (Date of earliest event reported):
                                 March 16, 2004

                       Commission File Number: 000-030813

                                  AlphaRx, Inc.
             (Exact name of registrant as specified in its charter)


             Delaware                                          98-0177440
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                         168 Konrad Crescent, Suite 200
                        Markham, Ontario, Canada L3R 9T9
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (905) 479-3245




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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURES.

On March 16, 2004, AlphaRx, Inc. issued a press release regarding completion of a private placement of senior convertible promissory notes. The press release is included as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

Exhibit No.        Description

99.1               Press release of the Company dated March 16, 2004.




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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: March 16, 2004


                                                      /S/ Michael M. Lee
                                                      -------------------------
                                                      Michael M. Lee, President